CUSIP No. 969904101

EXHIBIT A

AGREEMENT

The undersigned agree that this Schedule 13G dated February 11, 2008 relating to the Common Stock ($0.01 par value per share) of Williams–Sonoma, Inc. shall be filed on behalf of the undersigned.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	Harbinger Capital Partners Offshore Manager, L.L.C.

By:	HMC Investors, L.L.C., Managing Member

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.*

By:	HMC Investors, L.L.C., Managing Member

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

HMC INVESTORS, L.L.C.*

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

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CUSIP No. 969904101

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special Situations GP, LLC

By:	HMC – New York, Inc. Managing Member

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC.*

By:	HMC – New York, Inc. Managing Member

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

HMC – NEW YORK, INC.*

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

HARBERT MANAGEMENT CORPORATION*

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

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CUSIP No. 969904101

/s/ Philip Falcone*
Philip Falcone

/s/ Raymond J. Harbert*
Raymond J. Harbert

/s/ Michael D. Luce*
Michael D. Luce

/s/ Scott Galloway*
Scott Galloway

HARBINGER CAPITAL PARTNERS NY, LLC

By:	HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD., its manager

By:	HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C., its investment manager

By:	HMC Investors, L.L.C., its managing member

By:	/s/ William R. Lucas, Jr.
Name: William R. Lucas, Jr.
Title: Executive Vice President

FIREBRAND INVESTMENTS, LLC*

By:	/s/ Scott Galloway
Name: Scott Galloway
Title: Founder and CIO

February 11, 2008

*The Reporting Persons disclaim beneficial ownership in the shares reported herein except to the extent of their pecuniary interest therein.

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